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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2000

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

          Bermuda                   000-23481                Not Applicable
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
        of Incorporation)                                  Identification No.)


           16 Church Street                                Not Applicable
        Hamilton HM11, Bermuda                               (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5. OTHER EVENTS.

Mark E. Oleksik will assume the role of Senior Financial Officer, in addition to his positions as Controller and Chief Accounting Officer, effective January 1, 2001. Najib Nathoo will continue his association with the Company as consultant to Alasdair Davis, Chief Operating Officer, and Mark Oleksik, providing consulting support for the development and implementation of business strategy and in the areas of investor relations and other external communications.


ITEM 7. EXHIBITS. Exhibit 99 Internal Announcement dated December 27, 2000 is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2000

                                          ESG RE LIMITED

                                          By:
                                              ---------------------------------
                                               Margaret L. Webster